12. Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
12. Stock-Based Compensation
12.	Stock-Based Compensation

On October 21, 2014, per the terms of a consulting agreement, the Company agreed to issue options to purchase 1,000,000 shares of common stock to a third-party consultant at an exercise price of $0.40 per share in consideration of services to be rendered through October 2016. The options have not been registered under a formal option plan as of December 31, 2014. The options were formally issued on February 10, 2015. However, the Company has considered October 21, 2014 the grant date for accounting purposes because all of the requirements for establishing a grant date under GAAP were met at October 21, 2014 (a mutual understanding of the options' key terms and conditions was agreed to, the third-party consultant began providing the related services, and the options were approved by the Company's management which also comprise the Company's board of directors). The options became immediately vested on October 21, 2014 and are exercisable from February 10, 2015 until February 10, 2017.

The Company uses the Black-Scholes valuation model to measure the grant-date fair value of stock options. The grant-date fair value of stock options is recognized on a straight-line basis over the requisite service period. To determine the fair value of stock options using the Black-Scholes valuation model, the calculation takes into consideration the effect of the following:

•	Exercise price of the option

•	Fair value of the Company's common stock on the date of grant

•	Expected term of the option

•	Expected volatility over the expected term of the option

•	Risk-free interest rate for the expected term of the option

The calculation includes several assumptions that require management's judgment. The fair value of the Company's common stock on the date of grant was determined by management to be $0.40 per share based on the proximity of the grant date to the date of the Acquisition and the value used to determine the fair value of total consideration transferred for the Acquisition, as well as the price used in the Company's common stock offering which closed in December 2014. The expected term of the options was calculated using the simplified method described in GAAP. The simplified method defines the expected term as the average of the contractual term and the vesting period. Estimated volatility was derived from volatility calculated using historical closing prices of common shares of similar entities whose share prices are publicly available for the expected term of the options. The risk-free interest rate is based on the U.S. Treasury constant maturities in effect at the time of grant for the expected term of the options.

The following weighted-average assumptions were used in the Black-Scholes valuation model for the year ended December 31, 2014:

Risk-free interest rate	0.10%
Expected term (in years)	1.29
Dividend yield	-
Expected volatility	70%

The weighted-average grant-date fair value of stock options granted during the year ended December 31, 2014 was $0.12. For the year ended December 31, 2014, total stock-based compensation expense was $10,000. At December 31, 2014, the total compensation cost related to stock options not yet recognized was $110,000, which is expected to be recognized over a weighted-average period of approximately 1.83 years. This unrecognized compensation cost is included in prepaid expenses and other long-term assets in the accompanying consolidated balance sheet at December 31, 2014.

A summary of stock option activity at and for the year ended December 31, 2014 is presented below:

	# of Options	Weighted- Average Exercise Price
Outstanding at December 31, 2013	-	$-
Options granted	1,000,000	0.40
Options exercised	-	-
Options canceled	-	-
Outstanding at December 31, 2014	1,000,000	0.40